                                                                      EXHIBIT 24

          POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Douglas L. Maine, Lawrence
R. Ricciardi, Jeffrey D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                           /s/ Louis V. Gerstner, Jr.

                                            --------------------------
                                            Louis V. Gerstner, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer

                           POWER OF ATTORNEY OF DOUGLAS L. MAINE

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of February 2000.

                                            /s/ John R. Joyce

                                            ------------------------------
                                            John R. Joyce
                                            Senior Vice President and
                                            Chief Financial Officer

                           POWER OF ATTORNEY OF MARK LOUGHRIDGE

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey D. Serkes, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Mark Loughridge

                                                   ----------------------------
                                                   Mark Loughridge
                                                   Vice President and Controller

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Cathleen Black

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Kenneth I. Chenault

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Juergen Dormann

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Nannerl O. Keohane

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Charles F. Knight

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                     /s/  Minoru Makihara

                                                     ---------------------------
                                                     Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Lucio A. Noto

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ John B. Slaughter

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Alex Trotman

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Lodewijk C. van Wachem

                                                   -----------------------------
                                                   Director

                           POWER OF ATTORNEY OF IBM DIRECTOR

         KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 59,335,650 shares of capital stock of the Corporation or other interests issuable under the IBM 1999 Long-Term Performance Plan, as such number may be adjusted to reflect the proposed stock split, hereby constitute and appoint Louis V. Gerstner, Jr., Douglas L. Maine, Lawrence R. Ricciardi, Jeffrey
D. Serkes, Mark Loughridge, Daniel E. O'Donnell, and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 23rd day of February 1999.

                                                   /s/ Charles M. Vest

                                                   -----------------------------
                                                   Director